Appendix B
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 1
                                             October 1, 1996


           APPENDIX B - Buyer's Maximum Quantities

Maximum Daily Quantities (in Dth)

                            Central/
Month        North/East   Terre Haute     South    Greensburg
October        251,000      112,000      37,600      5,060
November       362,000      181,000      45,300      5,570
December       500,000      230,000      69,100      8,000
January        507,000      231,000      70,600      8,310
February       465,000      230,000      62,400      7,360
March          401,000      192,000      51,000      5,980
April          252,000      120,000      31,500      3,560
May            208,000       99,000      20,000      2,640
June           152,000       74,000      15,200      2,620
July            94,000       42,000       5,200      1,570
August         120,000       56,000       9,600      1,990
September      185,000       91,000      20,600      3,250


Maximum Seasonal Quantities (in Dth)

                                 Central/
Month             North/East    Terre Haute     South      Greensburg
Summer 1996       11,202,130     5,850,260    1,676,840      267,145
Winter 1996-97    38,579,050    21,473,920    5,513,670      697,710



                                                  Appendix B
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 2
                                             October 1, 1996


           APPENDIX B - Buyer's Maximum Quantities

Amendment
     Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.


PROLIANCE ENERGY, LLC                     INDIANA GAS COMPANY, INC.

By:   /s/Carl L. Chapman              By:   /s/Timothy M. Hewitt
      Carl L. Chapman                       Timothy M. Hewitt
Its:  President                       Its:  Vice President


                                                  Appendix C
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 1
                                             October 1, 1996


             Appendix C - Portfolio Information

I.   Contracts and Contract Rates
     The applicable demand costs shall be determined based upon the rates and charges specified in each Transporter's Tariff, including any applicable direct bills, surcharges, or as other costs specified by the sheets identified below, or other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, for the applicable term of these agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder. Seller shall provide to Buyer all Transporter refunds for the applicable terms which are received by Seller relative to Contracts or Contract Rates referenced below or relative to any agreements referencing the contracts below.

Contract No.        Contract Rate
11713               Sheet No. 11
11714               Sheet No. 5
11715               Sheet No. 5
11716               Sheet No. 5
11718               Sheet No. 5
11719               Tariff Letter
11720               Tariff Letter
11721               Sheet No. 5
12044               Sheet No. 11
12045               Sheet No. 5
X-22                Sheet No. 13
                    Sheet No. 14
                    Sheet No. 15
                    Sheet No. 16
03950               Sheet No. 5
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18


                                                  Appendix C
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 2
                                             October 1, 1996


             Appendix C - Portfolio Information

Contract No.        Contract Rate
19100               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
19110               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
20250               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
20300               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
32300               Sheet No. 10
33050               Sheet No. 10
70300               Sheet No. 68G
N0325               Sheet No. 10
T3780               Sheet No. 11
N0420               Sheet No. 10
T3739               Sheet No. 11
T9998               Sheet No. 11
800171              Sheet No. 35
830034              Sheet No. 30
400109              Sheet No. 43
WSS                 Appendix I
PSS                 Appendix I



                                                  Appendix C
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 3
                                             October 1, 1996



             Appendix C - Portfolio Information

II.  Transportation Credit
  1. Seller shall provide to Buyer, as a credit against the Contract Rates, a Transportation Credit ("TC") for the sale from the Buyer to Seller of projected available annual portfolio entitlements.

  2. The Transportation Credit shall be calculated from time to time to reflect changes in projected available annual entitlements, based on the following formula:

  TC = Base TC x Projected Available Annual Entitlements
                 ----------------------------------------
                   Base Available Annual Entitlements

  Where:  a.   Base TC = $1,864,000
          b.   Base Available Annual Entitlements = 35,913,000 Dth
          c.   Projected Available Annual Entitlements =
               Total Entitlements - Normal Demand
               (i)  Total Entitlements are the sum of the
                    quantities of longhaul pipeline transportation entitlements reserved by Buyer.
               (ii) Normal Demand is the projected normal
                    weather quantity of Buyer's firm longhaul pipeline deliveries for firm customers.

  3. The TC shall be divided among months based upon the projected available monthly entitlements.

Amendment
     Seller and Buyer agree that this Appendix C may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix C.


PROLIANCE ENERGY LLC                     INDIANA GAS COMPANY, INC.

By:  /s/Carl L. Chapman             By:   /s/Timothy M. Hewitt
     Carl L. Chapman                      Timothy M. Hewitt
Its: President                      Its:  Vice President


                                                  Appendix D
            Gas Sales And Portfolio Administration Agreement
                                    First Revised Page No. 1
                                             October 1, 1996


           APPENDIX D - Supplier Reservation Costs

                 Supplier Reservation Costs
          October 1, 1996 through October 31, 1997

I.   Reserved Commodity Quantities
  a.  Monthly Baseload Reserved Quantity (dth)
                           System

                                      Central/
Month               North/East       Terre Haute    Greensburg      South
October, 1996           88,000           33,000           2,500       7,000
November, 1996          75,000           33,000           2,000       9,000
December, 1996         105,000           40,000           2,000      11,000
January, 1997          105,000           60,000           3,000      14,000
February, 1997         105,000           60,000           2,500      14,000
March, 1997             65,000           40,000           2,000      10,000
April, 1997            105,000           45,000           2,500       7,000
May, 1997               88,000           33,000           2,500       7,000
June, 1997              88,000           33,000           2,500       7,000
July, 1997              88,000           33,000           2,500       7,000
August, 1997            88,000           33,000           2,500       7,000
September, 1997         88,000           33,000           2,500       7,000
October, 1997           88,000           33,000           2,500       7,000



                                                  Appendix D
            Gas Sales And Portfolio Administration Agreement
                                    First Revised Page No. 2
                                             October 1, 1996


           APPENDIX D - Supplier Reservation Costs
  b.  Daily Swing Reserved Quantity (dth)
                           System

                                      Central/
Month               North/East       Terre Haute    Greensburg      South
October, 1996          135,578           12,000           1,100      12,000
November, 1996         148,578           83,000           4,616      31,000
December, 1996         118,578           92,000           4,616      34,327
January, 1997          118,578           72,000           3,616      31,327
February, 1997         118,578           72,000           4,116      31,327
March, 1997            158,578           79,000           4,616      35,327
April, 1997            118,578                0           1,150      14,066
May, 1997              135,578           12,000           1,150      14,066
June, 1997              95,000           12,000             400      13,000
July, 1997              45,000           15,000             500       7,000
August, 1997            75,000           12,000             500       8,000
September, 1997        135,578           12,000             500      12,000
October, 1997          135,578           12,000           1,100      12,000

II.  Applicable Reservation Rates (dth/day)

System              Winter Months (Nov.-Mar.)       Summer Months (Apr.-Oct.)
                    Monthly         Daily           Monthly        Daily
                    Index           Index           Index          Index
                    Reserved        Reserved        Reserved       Reserved
                    Quantity        Quantity        Quantity       Quantity

North/East          $0.0281         $0.0171         $0.0092        $0.0164
Central/Terre       $0.0180         $0.0345         $0.0154        $0.0221
Haute
Greensburg          $0.0111         $0.0197         $0.0111        $0.0167
South               $0.0180         $0.0345         $0.0154        $0.0221



                                                  Appendix D
            Gas Sales And Portfolio Administration Agreement
                                    First Revised Page No. 3
                                             October 1, 1996



            APPENDIX D - Supplier Reservation Costs

Assignment/Agency Administration of Supply Agreements

     Buyer and Seller agree that quantities reserved under supply reservation contracts entered into by Buyer prior to April 1, 1996, and for which Seller has accepted assignment or agency administration duties, shall be included in the Reserved Commodity Quantities with Applicable Reservation
Rates as set forth in the original supply reservation contracts.

Amendment

     Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix D.


PROLIANCE ENERGY, LLC                       INDIANA GAS COMPANY, INC.

By:   /s/Carl L. Chapman               By:   /s/Timothy M. Hewitt
      Carl L. Chapman                        Timothy M. Hewitt
Its:  President                        Its:  Vice President


                                                  Appendix E
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 1
                                             October 1, 1996



               Appendix E- Commodity Purchases

     This Appendix E addresses the gas supply and other variable costs applicable to Nominated Daily Quantities and Balancing Quantities as identified below.

For Monthly Baseload Purchases:

     Buyer shall pay to Seller each Contract Month an amount determined by multiplying the monthly baseload quantities of Gas scheduled for Buyer's purchase under this Agreement during the Contract Month, by a price per MMBtu determined using the first monthly index from Inside FERC's GAS MARKET REPORT, in the table "PRICES OF SPOT GAS DELIVERED TO INTERSTATE PIPELINES" for the applicable zone, specified below, for the applicable month, plus all other applicable variable costs as identified below shall apply.

For Daily Swing Purchases:

     Buyer shall pay to Seller each Contract Month an amount determined by summing all applicable "Daily Amounts" for the Contract Month. A "Daily Amount" shall be calculated for each day during the Contract Month for which daily swing quantities of Gas have been confirmed for purchase. The "Daily Amounts" shall be determined by multiplying (a) the confirmed swing quantities of gas scheduled for the particular day of the Contract Month, by (b) a price per MMBtu determined using the Daily Midpoint Price reported in Gas Daily, in the table "DAILY PRICE SURVEY", for the applicable zone, specified below, for purchases for the applicable day. In addition all other applicable variable costs as identified below shall apply.

For Other Purchases:

     For any purchases not covered by a specified pricing method, pricing shall be as negotiated and mutually agreed to in writing by the Parties.

For Summer Storage Refill:

     For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.


                                                  Appendix E
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 2
                                             October 1, 1996


               Appendix E- Commodity Purchases

For Storage Withdrawals:

     For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.

For Applicable Indices:

System                   Applicable Monthly Indices
North/East               PEPL - Texas, Oklahoma
                         ANR - Louisiana
Central/Terre Haute      Texas Gas - Zone 1
                         Texas Gas - Zone SL
South                    Texas Gas - Zone 1
                         Texas Gas - Zone SL
Greensburg               TETCO - East Louisiana
                         TETCO - West Louisiana
                         TETCO - East Texas
                         TETCO - South Texas


                                                  Appendix E
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 3
                                             October 1, 1996


               APPENDIX E- Commodity Purchases
                         (Continued)


System                   Applicable Daily Indices
North/East               PEPL - Oklahoma
                         ANR - Louisiana - Onshore South
Central/Terre Haute      Texas Gas SL - Louisiana - Onshore South
                         Texas Gas (entire Z1) - East Texas - North La. Area
South                    Texas Gas SL - Louisiana - Onshore South
                         Texas Gas (entire Z1) - East Texas - North La. Area
Greensburg/Westport      TETCO (ELA) - Louisiana - Onshore South
                         TETCO (WLA) - Louisiana - Onshore South
                         TETCO (ETX) - East Texas - North La. Area
                         TETCO (STX) - South - Corpus Christi


                                                  Appendix E
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 4
                                             October 1, 1996


   APPENDIX E- Commodity Purchases - Other Variable Costs

     The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter's tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

North/East

PEPL
Contract No.        Contract Rate

11713               Sheet No. 11
11714               Sheet No. 5
11715               Sheet No. 5
11716               Sheet No. 5
11717               Sheet No. 5
11719               Tariff Letter
11720               Tariff Letter
11721               Sheet No. 5
12044               Sheet No. 11
12045               Sheet No. 5


                                                  Appendix E
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 5
                                             October 1, 1996

  APPENDIX E -  Commodity Purchases - Other Variable Costs

North/East
ANR
Contract No.        Contract Rate

X-22                Sheet No. 13
                    Sheet No. 14
                    Sheet No. 15
                    Sheet No. 16
                    Sheet No. 19
03950               Sheet No. 5
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 19
19100               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 19
19110               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 19
20250               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 19
20300               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 19


                                                  Appendix E
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 6
                                             October 1, 1996

   APPENDIX E - Commodity Purchases - Other Variable Costs

North/East (Cont'd)
ANR
Contract No.        Contract Rate

32300               Sheet No. 10
                    Sheet No. 19
33050               Sheet No. 10
                    Sheet No. 19
70300               Sheet No. 68G
                    Sheet No. 68H

Central/Terre Haute System
Texas Gas Z-3
Contract No.        Contract Rate

N0325               Sheet No. 10
                    Sheet No. 14
T3780               Sheet No. 11A
                    Sheet No. 14
T9998               Sheet No. 11A
                    Sheet No. 14

South System
Texas Gas Z-4
Contract No.        Contract Rate

N0420               Sheet No. 10
T3739               Sheet No. 11A



                                                  Appendix E
            Gas Sales And Portfolio Administration Agreement
                                         Original Page No. 7
                                             October 1, 1996

   APPENDIX E - Commodity Purchases - Other Variable Costs

Greensburg System
Texas Eastern
Contract No.        Contract Rate

800171              Sheet No. 36
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
830034              Sheet No. 31
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
400109              Sheet No. 43
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129

     While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.

Amendment

     Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix E.


PROLIANCE ENERGY, LLC                      INDIANA GAS COMPANY, INC.

By:   /s/Carl L. Chapman              By:   /s/Timothy M. Hewitt
      Carl L. Chapman                       Timothy M. Hewitt
Its:  President                       Its:  Vice President



                                                             Appendix G
                       Gas Sales And Portfolio Administration Agreement
                                                    Original Page No. 1
                                                        October 1, 1996

                         G- Notices

Invoice Information:
Buyer:                             Seller:
Indiana Gas Company, Inc.          J. Groth
Corporate Accounting               ProLiance Energy, LLC
Attn.:  Judy Shular                135 North Pennsylvania Street
1630 North Meridian Street         Suite 800
Indianapolis, IN 46202             Indianapolis, IN 46204-2482
(317) 321-0461                     (317) 231-6808

Payments:
Buyer:                             Seller:
National City Bank                 Key Bank
For the Account of:                For the Account of:
  Indiana Gas Company, Inc.          ProLiance Energy, LLC
                                   ABA #041001039
                                   ACCT #6001805116

Supply Plans/Operational/Force Majeure:

Buyer:                             Seller:
Supply Plans                            Supply Plans
Chris Kershner                          Brian Azman
(317) 321-0583                          (317) 231-6830

Operational                             Operational
Randy Gary                              Stephen Miner
(317) 321-0507                          (317) 231-6828

Force Majeure                           Force Majeure
Randy Gary (317) 321-0507               Brian Azman - (317) 231-6830
Frank Lindsey (317) 321-0334            Stephen Miner - (317) 231-6828
Gas Controller on Duty (317) 321-0535   John Talley - (317)  231-6806
Indiana Gas Company, Inc.               ProLiance Energy, LLC
1630 North Meridian Street              135 North Pennsylvania Street
Indianapolis, IN 46202                  Suite 800
(317) 321-0787 (Telecopy)               Indianapolis, Indiana 46204-2482
                                        (317) 231-6901 (Telecopy)

All Other Notices:
Buyer:                             Seller:
Gas Control Department             ProLiance Energy , LLC
Attn.:  Randy Gary                 Attn:  John R. Talley
1630 North Meridian Street         135 North Pennsylvania Street
Indianapolis, IN 46202             Suite 800
                                   Indianapolis, Indiana 46204-2482


                                                             Appendix G
                       Gas Sales And Portfolio Administration Agreement
                                                    Original Page No. 2
                                                        October 1, 1996

                     APPENDIX G- Notices
                         (Continued)
Amendment

     Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised
Appendix G.


PROLIANCE ENERGY, LLC                     INDIANA GAS COMPANY, INC.

By:   /s/Carl L. Chapman              By:   /s/Timothy M. Hewitt
      Carl L. Chapman                       Timothy M. Hewitt
Its:  President                       Its:  Vice President